Exhibit 99.10


MBNA MASTER CREDIT CARD TRUST II SERIES 1995-F

KEY PERFORMANCE FACTORS
October 31, 1996



        Expected B Maturity                                       09/15/00


        Blended Coupon                                             6.3611%


        Excess Protection Level
          3 Month Average  4.61%
          October, 1996  4.44%
          September, 1996  4.28%
          August, 1996  5.11%


        Cash Yield                                  16.74%


        Investor Charge Offs                        3.73%


        Base Rate                                   8.57%


        Over 35 Day Delinquency                     4.26%


        Seller's Interest                           13.91%


        Total Payment Rate                          12.45%


        Total Principal Balance                     $21,339,637,968.33


        Investor Participation Amount               $500,000,000.00


        Seller Participation Amount                 $2,967,710,449.84